SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 10, 2006


                               SAPIENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        0-28074                                          04-3130648
(Commission File Number)                   (I.R.S. Employer Identification No.)

          25 First Street
          Cambridge, MA                                   02141
(Address of Principal Executive Offices)               (Zip Code)

                                 (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On August 10, 2006, Sapient Corporation ("Sapient") entered into a separation agreement (the "Agreement") with Scott Krenz, its former Chief Financial Officer. Under the Agreement, Sapient agreed to continue to provide Mr. Krenz's base salary and benefits until the earlier of August 10, 2006 or until Mr. Krenz began full-time employment with a third party.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 16, 2006               SAPIENT CORPORATION
                                        (Registrant)



                                     By: /s/ Kyle A. Bettigole
                                         ---------------------------------------
                                         Corporate Counsel & Assistant Secretary